                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 14, 2001
              (Date of Earliest Event Reported: February 28, 2001)

                         Commission File Number 1-11680

                            -------------------------

                          EL PASO ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                                         76-0396023
  (State or Other Jurisdiction)                            (I.R.S. Employer
of Incorporation or Organization)                         Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 420-2600

Item 2.  Acquisition or Disposition of Assets

         On February 28, 2001, we completed our $133 million acquisition of the south Texas natural gas liquids (NGL) transportation and fractionation assets from a subsidiary of El Paso Corporation.

         The assets acquired include more than 600 miles of NGL gathering and transportation pipelines and three fractionation plants. The pipeline system is comprised of 379 miles of pipeline used to gather and transport unfractionated NGLs from various processing plants. The system also includes 177 miles of pipeline that deliver fractionated products such as ethane, propane and butanes to refineries and petrochemical plants along the Texas Gulf Coast and common carrier NGL pipelines. The three fractionation facilities have a combined capacity of 96,000 barrels per day.

         Additionally, in accordance with a Federal Trade Commission (FTC) order related to El Paso Corporation's merger with The Coastal Corporation, we, along with Deepwater Holdings, L.L.C., our equity investee, agreed to sell several of our offshore Gulf of Mexico assets to third parties. Total consideration received for these assets was approximately $162 million consisting of approximately $108 million for the assets we sold and approximately $54 million for the assets Deepwater Holdings sold. The offshore assets sold include interests in Stingray, Nautilus, Manta Ray Offshore, Nemo, Green Canyon, UTOS and Tarpon, as well as interests in two offshore platforms and one dehydration facility. As additional consideration for these transactions, El Paso Corporation will make payments to us totaling $29 million. These payments will be made in quarterly installments of $2.25 million for the next three years and $2 million in the first quarter of 2004.

Item 7.  Financial Statements and Exhibits

(b)      Pro forma financial statements

         The following unaudited pro forma condensed consolidated and combined financial statements for the three months ended March 31, 2001, and the year ended December 31, 2000, have been prepared based on the historical consolidated statements of operations of El Paso Energy Partners, L.P. and subsidiaries. The Unaudited Pro Forma Condensed Consolidated and Combined Statements of Operations give effect to our acquisition of the NGL transportation and fractionation assets and our and Deepwater Holdings' Gulf of Mexico asset sales (collectively, the Transactions) as if they had occurred on January 1, 2000. An unaudited pro forma consolidated balance sheet is not presented as our historical results as of March 31, 2001, include the results of the Transactions. Additionally, these unaudited pro forma condensed consolidated and combined financial statements do not give effect to other transactions completed in 2000 and 2001, including our acquisitions of El Paso Intrastate-Alabama and the Crystal natural gas storage businesses and our issuance of 2,250,000 common units.

         The unaudited pro forma condensed consolidated and combined financial statements are not necessarily indicative of our consolidated results of operations that might have occurred had the Transactions been completed at the beginning of the earliest period presented, nor do they necessarily indicate our consolidated operating results for any future period. The losses we incurred on our sale of the Gulf of Mexico assets and the income we recognized from the payments from El Paso Corporation are reflected in our statement of operations for the three months ended March 31, 2001. We did not give effect to these items in the unaudited pro forma condensed consolidated and combined statement of operations for the year ended December 31, 2000, since these are non-recurring items.

         The accompanying Notes to the Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements explain the assumptions used in preparing the financial information. Accounting policy differences were not material and, accordingly, adjustments have not been included in these statements.




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                          EL PASO ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                     (in thousands, except per unit amounts)

                                                                         TRANSPORTATION
                                    EL PASO ENERGY   GULF OF MEXICO      & FRACTIONATION
                                    PARTNERS, L.P.    DIVESTITURES           ASSETS        COMBINED
                                      HISTORICAL       ADJUSTMENTS         ADJUSTMENTS     PRO FORMA
                                    --------------   --------------      ---------------   ---------
Operating revenue ............        $ 54,502         $   (247)(a)        $  5,042(d)     $ 59,297
                                      --------         --------            --------        --------

Operating expenses
   Purchased natural gas cost           22,290               --                  --          22,290
   Operations and maintenance, net       6,380              (16)(a)           1,368(d)        7,732
   Depreciation, depletion,
     and amortization ........          12,223            1,959 (a)             750(d)       14,932
                                      --------         --------            --------        --------
                                        40,893            1,943               2,118          44,954
                                      --------         --------            --------        --------

Operating income (loss) ......          13,609           (2,190)              2,924          14,343
                                      --------         --------            --------        --------

Earnings (loss) from
  unconsolidated affiliates ..          (4,712)          (1,227)(a)              --          (5,793)
  ............................                              146 (b)
Net loss on sales of assets ..         (10,381)             (17)(a)              --         (10,398)
Other income .................          25,981               --                  --          25,981
                                      --------         --------            --------        --------
                                        10,888           (1,098)                 --           9,790
                                      --------         --------            --------        --------

Earnings before interest, income
  taxes, and other charges ...          24,497           (3,288)              2,924          24,133
                                      --------         --------            --------        --------

Interest and debt expense ....          11,483             (692)(c)           1,702(e)       12,493

Minority interest ............              41               --                  --              41
                                      --------         --------            --------        --------
                                        11,524             (692)              1,702          12,534
                                      --------         --------            --------        --------

Net income (loss) ............          12,973           (2,596)              1,222          11,599

Net income (loss) allocated
   to general partner ........           4,695              (26)(f)              12(f)        4,681

Net income allocated to
   Series B unitholders ......           4,322               --                  --           4,322
                                      --------         --------            --------        --------
Net income (loss) allocated to
   limited partners ..........        $  3,956         $ (2,570)           $  1,210        $  2,596
                                      ========         ========            ========        ========

Basic and diluted
   net income per unit                $   0.12                                             $   0.08
                                      ========                                             ========
Weighted average number of
   units outstanding .........          32,471                                               32,471
                                      ========                                             ========

                            See accompanying notes.
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                          EL PASO ENERGY PARTNERS, L.P.
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                     (in thousands, except per unit amounts)


                                                                               TRANSPORTATION
                                           EL PASO ENERGY   GULF OF MEXICO     & FRACTIONATION
                                           PARTNERS, L.P.    DIVESTITURES           ASSETS          COMBINED
                                             HISTORICAL       ADJUSTMENTS        ADJUSTMENTS       PRO FORMA
                                           --------------   --------------     ---------------     ---------
Operating revenue ....................        $112,415         $ (2,954)(a)        $ 33,550 (d)    $ 143,011
                                              --------         --------            --------        ---------

Operating expenses
   Purchased natural gas cost ........          28,842               --                  --           28,842
   Operations and maintenance, net ...          13,779           (1,552)(a)           8,007 (d)       20,234
   Depreciation, depletion,
     and amortization ................          27,743           (7,585)(a)           3,465 (d)       23,623
                                              --------         --------            --------        ---------
                                                70,364           (9,137)             11,472           72,699
                                              --------         --------            --------        ---------

Operating income .....................          42,051            6,183              22,078           70,312
                                              --------         --------            --------        ---------

Earnings (loss) from
  unconsolidated affiliates ..........          22,931           (7,971)(a)              --           16,715
                                                                  1,755 (b)
Other income..........................           2,377             (200)(a)              --            2,177
                                              --------         --------            --------        ---------
                                                25,308           (6,416)                 --           18,892
                                              --------         --------            --------        ---------

Earnings before interest, income
  taxes, and other charges ...........          67,359             (233)             22,078           89,204
                                              --------         --------            --------        ---------

Interest and debt expense ............          47,072           (2,890)(a)          10,214 (e)       46,086
                                                                 (8,310)(c)

Minority interest ....................              95                2 (a)              --               97

Income tax expense (benefit) .........            (305)             305 (a)              --               --
                                              --------         --------            --------        ---------
                                                46,862          (10,893)             10,214           46,183
                                              --------         --------            --------        ---------

Net income ...........................          20,497           10,660              11,864           43,021

Net income allocated
   to general partner ................          15,578              107 (f)             119 (f)       15,804

Net income allocated to
   Series B unitholdeers .............           5,668               --                  --            5,668
                                              --------         --------            --------        ---------

Net (loss) income allocated to
   the limited partners ..............        $   (749)        $ 10,553            $ 11,745         $ 21,549
                                              ========         ========            ========        =========

Basic and diluted
   net (loss) income per unit ........        $  (0.03)                                             $   0.74
                                              ========                                             =========
Weighted average number of
   units outstanding .................          29,077                                                29,077
                                              ========                                             =========


                        See accompanying notes.

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                         EL PASO ENERGY PARTNERS, L.P.
      NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED
                              FINANCIAL STATEMENTS


         (a) To eliminate the results of operations of the Gulf of Mexico assets sold.

         (b) To record the increase in equity earnings that results from Deepwater Holdings using sales proceeds of approximately $54 million to pay down its revolving credit facility. The amount was calculated based on the interest rate on Deepwater Holdings' credit facility at March 31, 2001, which was approximately 6.43%. We have a 50 percent interest in Deepwater Holdings.

         (c) To record the reduction in interest expense as a result of applying the net proceeds of approximately $108.2 million from the Gulf of Mexico assets sold to pay down our revolving credit facility. The amount was calculated based on the interest rate on our credit facility at March 31, 2001, which was approximately 7.68%.

         (d) To record the results for the operations of the NGL transportation and fractionation assets acquired. In connection with the acquisition of these assets, we secured a commitment from El Paso NGL Marketing, L.P., an affiliate of our General Partner, that we would be reimbursed at $.024 per gallon to the extent actual production from these assets was less than approximately 3.4 million gallons per day. Under this agreement, for the three months ended March 31, 2001, we would recognize minimum operating revenue of approximately $7.3 million, or 3.4 million gallons per day at $.024. Also, we will incur operating expenses of approximately $0.6 million per month from El Paso NGL Marketing, L.P. For the year ended December 31, 2000, gallons produced from the assets exceeded the minimum thresholds stated in the agreement and accordingly, no adjustment has been made.

         (e) To record the increase in interest expense related to our additional borrowings under our revolving credit facility to fund the acquisition of the NGL transportation and fractionation assets for $133 million. This amount was calculated based on the interest rate on our revolving credit facility at March 31, 2001, which was approximately 7.68%.

         (f) To record the income allocated to our General Partner as a result of the Transactions.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EL PASO ENERGY PARTNERS, L.P.

                                    By:      /s/  D. Mark Leland
                                       -----------------------------------------
                                                  D. Mark Leland
                                         Senior Vice President and Controller
                                             (Principal Accounting Officer)


Date: May 14, 2000